EXHIBIT 99.1

November 24, 2004



Philip Sean Lafleur
30, Avenue Duquesne
75007 Paris
France

Re: Transition Agreement and Release

Dear Sean:

     This letter confirms the terms of the transition of your employment as we have discussed. This Transition Agreement and Release, except as specifically noted herein, supercedes and replaces the Executive Employment Agreement dated September 1, 2002, and the Contrat de Travail dated April, 2003. The parties agree that the Executive Employment Agreement, in accordance with Article III,
Section 3.01 of such Agreement, terminated by mutual agreement effective June 9, 2004. By your signature at the end of this Transition Agreement and Release ("Agreement"), you agree to the following:

     1.   Compensation.
          ------------

     a. Salary. Effective June 9, 2004, you will continue to be paid for a period of four months, through October 8, 2004, at the rate of Eleven Thousand Eight Hundred Seventy Eight and 42/100 Euros ((euro)11,878.42) per month to be paid in U.S. dollars, and at the rate of Three Thousand Five Hundred Forty Eight and 01/100 Euros ((euro)3,548.01) to be paid in Euros. Effective October 9, 2004, you will be paid for a period of four months, through February 8, 2005, at the rate of Five Thousand Nine Hundred Thirty Nine and 21/100 Euros ((euro)5,939.21) per month to be paid in U.S. dollars, and at the rate of One Thousand Seven Hundred Seventy Four and 01/100 Euros ((euro)1,774.01) to be paid in Euros. During this second four-month period, we anticipate that you will work at 10% of regular time. The monthly payments are reflected in the Compensation Spreadsheet attached as Exhibit A. It is understood that in the event that you begin full-time employment with another company before February 8, 2005, that these payments will stop on the first day of such employment regardless of the salary level.

     b. Bonuses. You are eligible for the potential bonuses set forth in this subpart b provided that your results and those of the company meet the objectives set out in Exhibit B, which have been determined by mutual agreement. You are eligible for the following bonuses for the calendar year 2004: (i) a bonus of (euro)22,887.76 [this includes both 2004 and 2005 amounts] to be paid in Euros, and (ii) a bonus of (euro)76,686.72 [this includes both 2004 and 2005 amounts] to be paid in U.S. dollars. These bonus amounts shall be paid no later than March 31, 2005. The bonus payments for which you are eligible are reflected on the Compensation Spreadsheet attached as Exhibit A. It is understood that the eligible bonus amounts will be adjusted on a prorata earned salary basis if you begin full-time employment with another company before February 8, 2005, as described in 1a above.

     c. Miscellaneous. Your last day of employment will be February 8, 2005. Your regular benefits will continue through February 8, 2005. You will not receive any salary or benefits beyond your last date of employment. The payments made under this Transition Agreement and Release are subject to withholdings required by law. Payments under this Section 1 include, and are not in addition to, any notice pay, severance indemnity, holiday pay or any other amounts, if any, owed under French law. You agree that you are not entitled to any payments or benefits other than those reflected in this Agreement.

     2. Board of Directors. Effective February 8, 2005, you will be paid a monthly fee for Board service of $1,500 per month. Your service is at the discretion of the Board and you may be removed as Chairman and as a member of the Board at any time for any reason in the discretion of the Board. You will not receive a Board service fee during the time you are receiving payments under
Section 1.

     3. Stock Options. In further consideration of this Transition Agreement, the Stock Option Agreement with you dated July 7, 2003 shall be amended as follows:

     a. Section 1 of the above-referenced Stock Option Agreement shall be amended to provide that the total number of shares eligible for purchase by you is 115,561 shares, which reflects a cancellation of 79,439 shares.

     b. The Schedule to the above-referenced Stock Option Agreement shall be amended to read as follows:

     "The time vested options will represent 43,355 shares, of which 23,920 shares are vested as of the effective date of this Transition Agreement, 1,495 shares will vest monthly until June 9, 2005 and thereafter 747.5 shares will vest monthly until June 6, 2006. Vesting shall continue on the terms set forth in the preceding sentence until the later of June 9, 2005 and the time at which Mr. Lafleur ceases to serve as a member of the Board of Directors of the Company, at which time vesting shall cease and Mr. Lafleur shall have three months in which to exercise his then-vested options consistent with Section 9 of the Stock Option Agreement. These time vested options shall expire on July 6, 2010, seven years from the date of grant.

     "The time accelerated options will represent 72,206 shares and will expire on July 6, 2009, six years from the date of grant. Vesting shall continue on the terms set forth below until the later of June 9, 2005 and the time at which Mr. Lafleur ceases to serve as member of the Board of the Company, at which time vesting shall cease and Mr. Lafleur shall have three months in which to exercise his then-vested options, consistent with Section 9 of the Stock Option Agreement. The time accelerated options will vest based on the Company's closing share price as follows:

o If MM stock exceeds $4.00 in the year ending July 6, 2005, 18,052 shares vest immediately.

o If MM stock exceeds $6.00 in any of the years ending July 6, 2005 or July 6, 2006, 18,052 shares vest immediately.

o If MM stock exceeds $8.00 in any of the years ending July 6, 2005, July 6, 2006, or July 6, 2007, 18,052 shares vest immediately.

o If MM stock exceeds $10.00 in any of the years ending July 6, 2005, July 6, 2006, July 6, 2007 or July 6, 2008, 18,052 shares vest immediately.

If the shares do not time accelerate according to the foregoing triggers, the aggregate of 72,206 shares will vest on July 5, 2009. The vesting trigger price for the time accelerated options is a 30-day average per share closing price which must exceed the target price for three months."

     4. Release of Claims. Specifically in consideration of this Transition Agreement and the payments and benefits set forth in Sections 1 and 2 above to which you would not otherwise be entitled, and reserving your rights under
Section 3 above, by signing this Agreement, you agree to the following:

     a. You, for yourself, your heirs, representatives, agents, successors and assigns, hereby release and forever discharge MakeMusic! Inc. ("MakeMusic!"), and any parent, subsidiary, affiliate or related entities, and all present and past officers, directors, shareholders, employees, insurers, the administrators or trustees of any benefit plan, agents and representatives of MakeMusic!, and of any parent, subsidiary, affiliate, or related entities, both individually and in their corporate or official capacity, and the predecessors, successors and assigns of each, from any and all manner of past, present, or future claims, demands, actions, causes of action, administrative claims, liability, damages, claims for punitive or liquidated damages, claims for attorney's fees, costs and disbursements, any individual or class action claims, or demands of any kind whatsoever, including but not limited to any claims for salary, vacation, severance, benefits, bonus, commission, any claims arising by statute, in tort or contract, any federal or state constitutional claims, any claims arising under Title VII of the Civil Rights Act, 42 U.S.C. ss. 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss. 621 et seq., the Americans with Disabilities Act, 42 U.S.C. ss. 12101, et seq., the Employee Retirement Income Security Act (ERISA), 29 U.S.C. ss.1001, et seq., the Family and Medical Leave Act, 29 U.S.C. ss. 2601, et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss.2101, et seq., the Minnesota Human Rights Act, Minnesota Statutes Chapter 363A, any other claims arising under Minnesota law, any other claims arising under federal, any state or local law or regulation, or any claims in any manner relating to your employment or your association with or separation from MakeMusic!, arising in law or equity, whether known, suspected or unknown, and however originating or existing, from the beginning of time to the date of the signing of this Transition Agreement and Release.

     b. You agree to and hereby do release and discharge MakeMusic!, and any parent, subsidiary, affiliate, or related entities, and all present and past officers, directors, employees, insurers, the administrators or trustees of any benefit plan, agents and representatives of MakeMusic!, and of any parent, subsidiary, affiliate, or related entities, both individually and in their corporate or official capacity, and the predecessors, successors and assigns of each, not only from any and all claims that you could make on your own behalf, but also those that may or could be brought by any other person, entity or organization on your behalf or for your benefit, and you specifically waive any right to become, and agree not to become, a member of any class in any proceeding or case in which a claim or claims against MakeMusic!, or any parent, subsidiary, affiliate, or related entities, or any present or past officers, directors, employees, insurers, the administrators or trustees of any benefit plan, agents or representatives of MakeMusic!, or any parent, subsidiary, affiliate, or related entities, or the predecessors, successors and assigns of each, arise, in whole or in part, from any event which occurred from the beginning of time to the date of this Agreement.

     c. You further agree that, to the fullest extent allowed by law, you will not, directly or indirectly, institute any civil action, administrative proceeding or other legal proceeding of any nature against MakeMusic!, any parent, subsidiary, affiliate, or related entities, or any present or past officers, directors, shareholders, employees, insurers, the administrators or trustees of any benefit plan, agents or representatives of MakeMusic!, or of any parent, subsidiary, affiliate, or related entities, or the predecessors, successors and assigns of each, including but not limited to any action or proceeding involving any claims for salary, vacation, severance, benefits, bonus, commission, any claims arising by statute, in tort or contract, any federal or state constitutional claims, any claims arising under Title VII of the Civil Rights Act, 42 U.S.C. ss. 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss. 621 et seq., the Americans with Disabilities Act, 42 U.S.C. ss. 12101, et seq., the Employee Retirement Income Security Act (ERISA), 29 U.S.C. ss. 1001, et seq., the Family and Medical Leave Act, 29 U.S.C. ss. 2601, et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss.2101, et seq., the Minnesota Human Rights Act, Minnesota Statutes Chapter 363A, any other claims arising under Minnesota law, any other claims arising under federal, any state or local law or regulation, arising in law or equity, whether known, suspected or unknown, and however originating or existing, from the beginning of time to the date of the signing of this Agreement. If, for any reason, an administrative or other legal proceeding results in any relief to you based on any claims or demands noted in this Agreement, you further agree that the payments noted in this Transition Agreement and Release shall be in full satisfaction of any such claims or demands and that you will not be entitled to any further relief of any kind.

     d. You do not, by signing this Transition Agreement and Release, release or waive (1) any vested interest you may have in any 401(k) or pension plan by virtue of your employment, (2) any rights or claims that may arise after it is signed, (3) the payments and benefits specifically promised to you under this Transition Agreement and Release, or (4) the right to institute legal action for the purpose of enforcing the provisions of this Transition Agreement and Release.

     5. Notification of Rights under the Minnesota Human Rights Act (Minnesota Statutes Chapter 363) and the Federal Age Discrimination in Employment Act (29 U.S.C. ss. 621 et seq.). You are hereby notified of your right to rescind the release of claims in regard to claims arising under the Minnesota Human Rights Act, Minn. Stat. Chapter 363A, within fifteen (15) calendar days of your signing of this Transition Agreement and Release, and to rescind the release of claims in regard to claims arising under the Federal Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq., within seven (7) calendar days of your signing of this Agreement. The rescission periods shall run concurrently. The rescission must be in writing and delivered or mailed to: William R. Wolff, MakeMusic! Inc., 6210 Bury Drive, Eden Prairie, MN 55346. If delivered by mail, the rescission must be post-marked within the required period, properly addressed to the individual noted above at the above address, and sent by certified mail, return receipt requested. It is further understood that, if you rescind the release of claims in accordance with this Section, you will not be entitled to the payments and benefits as set forth in Sections 1 and 2 above, and you must immediately reimburse MakeMusic! for any such payments if they have already been made to you or on your behalf. This Agreement will be effective upon the expiration of the 15-day period noted in this Section without rescission.

     6. Nonadmission. It is expressly understood and agreed that this Agreement does not constitute, nor shall it be construed, as an adjudication or finding on the merits of any claim or potential claim by you or as an admission of any wrongdoing by you, nor does this Agreement constitute, nor shall it in any manner be construed, as an admission of any wrongful conduct or liability on the part of MakeMusic!, or any parent, subsidiary, affiliate, or related entity, or any present or past officers, directors, employees, insurers, the administrators or trustees of any benefit plan, agents or representatives of MakeMusic!, or of any parent, subsidiary, affiliate, or related entity, or the predecessors, successors and assigns of each.

     7. Confidentiality of Agreement. You understand and warrant that the fact of, the terms of, and any negotiations relating to this Transition Agreement and Release shall remain confidential, and that you will not disclose any such information to any person or entity, other than your counsel, your spouse, tax advisor, or the taxing authorities unless specifically compelled by subpoena, summons or court order, or as otherwise required by law, without the express written consent of MakeMusic!. You specifically acknowledge and agree that this
Section 7 prevents you, among other matters, from sharing any information relating to this Transition Agreement and Release with any current or past employee of MakeMusic! or any related entity. You further understand and agree that any individual to whom information is disclosed in accordance with this
Section 7 shall be informed and agree in writing to be bound by these confidentiality obligations. You specifically warrant, by your signature to this Transition Agreement and Release, that you have not made any disclosures beyond those authorized by this Section 7.

     8. Executive Agreement. MakeMusic! and you agree that Articles IV, V and VI and the corresponding provisions of Articles VII, VIII, IX and X of the Executive Agreement dated September 1, 2002, remain in full force and effect according to their terms and that such provisions survive the termination of your employment.

     9. Return of Property. You warrant by your signature below that you have returned to MakeMusic! all property, documents, materials and other items, whether on computer disc or tape or otherwise, including all copies thereof, belonging to MakeMusic!, or any parent, subsidiary, affiliate or related entity, or in any way related to the business of MakeMusic!, or of any parent, subsidiary, affiliate or related entity, or the services you performed for MakeMusic!, or any parent, subsidiary or related entity, including but not limited to any documents, materials or items containing trade secret, proprietary, or confidential information. You further acknowledge that you are not authorized to retain and have not retained any copies or summaries of any kind of property, documents, materials or items which you return in accordance with this Section 9. Nothing herein shall preclude you from retaining any such materials as you may consider appropriate for the performance of any services or duties to be carried out by you for MakeMusic! after the date hereof.

     10. Nondisparagement. You agree that you will not make any disparaging or negative remarks, whether oral or in writing, regarding MakeMusic!, its officers, directors or employees. MakeMusic! agrees that it will not make any disparaging or negative remarks, whether oral or in writing, regarding you.

     11. Successors and Assigns. This Agreement shall inure to the benefit and burden of the successors and assigns of MakeMusic!.

     12. Entire Agreement. This Agreement states the entire agreement of the parties with respect to the subject matter hereof, and supercedes and merges all prior negotiations, agreements, and understandings, if any, save as otherwise expressly set forth herein. No modification, release, discharge, or waiver, of any provision of this Agreement shall be of any force or effect unless made in writing and signed by the parties hereto, and specifically identified as a modification, release, or discharge, of this Agreement. If any term, clause, or provision of this Agreement shall for any reason be adjudged invalid, unenforceable, or void, the same shall not impair or invalidate any of the other provisions of the Agreement, all of which shall be performed in accordance with their respective terms. You acknowledge that you have not relied on any representations or statements, whether oral or written, other than the express statements of this Agreement, in signing this Agreement.

     13. Period for Consideration. By your signature to this Agreement, you acknowledge that MakeMusic! has informed you that you have 21 days from the date of receipt of this Agreement to consider whether its terms are acceptable to you, and that you have had the benefit of the 21-day period, or have chosen, of your own volition, to waive the 21-day period.

     14. Acknowledgment of Reading and Understanding/Consultation with Counsel. You acknowledge and agree, by your signature to this Agreement, that you have carefully read and understood all provisions of this Agreement, and that you have entered into this Agreement knowingly and voluntarily. You further acknowledge that MakeMusic! has advised you to consult with counsel prior to signing this Agreement, and that you have done so, or chosen not to do so of your own accord.


Sincerely,


/s/ William R. Wolff
-----------------------
William R. Wolff
Chief Executive Officer

                            ACCEPTANCE AND SIGNATURE
                            ------------------------

     By signing below, I acknowledge and agree that I have read this Transition Agreement and Release carefully, and that I understand, accept and agree to be bound by all of its terms. In signing this Agreement, I have not relied on any statements or explanations made by MakeMusic! except as specifically set forth in this Agreement. I have had adequate time to consider whether to sign this Agreement, and am voluntarily and knowingly releasing any claims as set forth in
Section 4 of this Agreement. I intend this Agreement to be legally binding.


Date: November 22, 2004.                               /s/ Philip Sean Lafleur
                                                       -------------------------
                                                           Philip Sean Lafleur

                                                                       Exhibit A

                                                                 Bonus - EUR
                               EUR need          Bonus -         need to be
               Paid in         to be paid        France EUR      paid in US $
               France EUR      in US $            57.30%           57.30%
--------------------------------------------------------------------------------
    2004
January         3,548.01 (EUR)  11,878.42 (EUR)
February        3,548.01 (EUR)  11,878.42 (EUR)
March           3,548.01 (EUR)  11,878.42 (EUR)
April           3,548.01 (EUR)  11,878.42 (EUR)
May             3,548.01 (EUR)  11,878.42 (EUR)
June            3,548.01 (EUR)  11,878.42 (EUR)
July            3,548.01 (EUR)  11,878.42 (EUR)
August          3,548.01 (EUR)  11,878.42 (EUR)
September       3,548.01 (EUR)  11,878.42 (EUR)
October 1-8       915.62 (EUR)   3,065.40 (EUR)
October 9-15      429.19 (EUR)   1,436.91 (EUR)
October 16-31     887.01 (EUR)   2,969.60 (EUR)
November        1,774.01 (EUR)   5,939.21 (EUR)
December        1,774.01 (EUR)   5,939.21 (EUR)
              ----------------- ------------------------------------------------
               37,711.91 (EUR) 126,256.11 (EUR)  21,608.93 (EUR) 72,344.75 (EUR)
--------------------------------------------------------------------------------
    2005
January         1,774.01 (EUR)   5,939.21 (EUR)
February 1-8      457.81 (EUR)   1,638.40 (EUR)
              ----------------- ------------------------------------------------
                2,231.81 (EUR)   7,577.61 (EUR)   1,278.83 (EUR)  4,341.97 (EUR)
--------------------------------------------------------------------------------

                                                                       Exhibit B

Sean Lafleur's Bonus Objectives

--------------------------------------------------------------------------------
                                                  Bonus Potential
--------------------------------------------------------------------------------
Executive Management Company Performance           75%
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Japan's Agreement                                  25%
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French Legal Clean up
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Assist in Transition for new CEO
--------------------------------------------------
European Investor Relations
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Total Bonus Potential                             100%
--------------------------------------------------------------------------------